Exhibit 10.3

SECOND AMENDMENT TO AMENDED AND RESTATED TEXAS LIMITED

PARTNERSHIP AGREEMENT

OF

HOLLIDAY FENOGLIO FOWLER, L.P.

This SECOND AMENDMENT TO AMENDED AND RESTATED TEXAS LIMITED PARTNERSHIP AGREEMENT OF HOLLIDAY FENOGLIO FOWLER, L.P. (this “Second Amendment”) is dated as of November 12, 2013 and is effective as of the date hereof, by and among (a) HOLLIDAY GP CORP., a Delaware corporation (the “General Partner”), and (b) HFF LP ACQUISITION LLC, a Delaware limited liability company (“Acquisition”), and HFF PARTNERSHIP HOLDINGS LLC, a Delaware limited liability company (“Holdco” and together with Acquisition, each a “Limited Partner” and collectively, the “Limited Partners”). The General Partner and the Limited Partners are each referred to herein as a “Partner” and collectively referred to herein as the “Partners.” Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Partnership Agreement (as defined below).

RECITALS

WHEREAS, the Partners are party to that certain Amended and Restated Texas Limited Partnership Agreement of Holliday Fenoglio Fowler, L.P., dated February 5, 2007, as amended by that certain First Amendment to Amended and Restated Texas Limited Partnership Agreement of Holliday Fenoglio Fowler, L.P., dated May 6, 2011 (the “Partnership Agreement”);

WHEREAS, the Partners desire to replace the Operating Committee of Holliday Fenoglio Fowler, L.P. (the “Partnership”) with an Executive Committee and a Leadership Team; and

WHEREAS, the Partners have agreed to enter into this First Amendment to the Partnership Agreement to provide for the replacement of the Operating Committee of the Partnership with an Executive Committee and a Leadership Team.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.	Amendments to the Partnership Agreement. The following amendments are hereby made to the Partnership Agreement:

(a)	Section 3.4(b) is hereby amended by deleting the text thereof in its entirety and replacing it with the following text:

(b)	(i) The Managing Member shall be a Voting Right Holder, shall be appointed by a majority vote of the members of the Executive Committee and shall serve a term of two (2) years, after which the Managing Member may elect to stand for re-appointment by majority vote of the Executive Committee members, provided that if the Managing Member elects not to serve for re-appointment, or if the Executive Committee determines that such Managing Member should not serve an additional term, the Executive Committee may appoint, by a majority vote of the Executive Committee members, any other qualified Voting Right Holder to serve as Managing Member; (ii) the Managing Member may be removed by a majority vote of the members of the Executive Committee; and (ii) in the event of the Managing Member’s removal, resignation or death, a replacement Managing Member shall be appointed by a majority vote of the Executive Committee members and, subject to the terms hereof, shall serve the then remaining term of such replaced Managing Member.

2.	Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, INCLUDING BOTH MATTERS OF INTERNAL LAW AND CONFLICT OF LAWS.

3.

Severability. If this Second Amendment or any portion thereof is, or the operations contemplated hereby are, found to be inconsistent with or contrary to any valid applicable laws or official orders, rules and regulations, the inconsistent or contrary provisions of this Second Amendment shall be null and void and such laws, orders, rules and regulations shall control and, as so modified, shall continue in full force and effect; provided, however, that nothing herein contained shall be construed as a waiver of any right to question or contest any such Law, order, rule or regulation in any forum having jurisdiction.

4.

Effectiveness. This Second Amendment shall be made effective as of the date hereof and binding on all Partners. Except as expressly provided herein, all other terms and provisions of the Partnership Agreement shall remain in full force and effect.

5.	Counterparts. This Second Amendment may be executed in a number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Second Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

GENERAL PARTNER:

HOLLIDAY GP CORP., a Delaware corporation

By:	/s/ John H. Pelusi, Jr.
Name: John H. Pelusi, Jr.
Title: President

LIMITED PARTNERS:

HFF LP ACQUISITION LLC, a Delaware limited liability company

By:	HFF Holdings LLC, a Delaware limited liability company, its sole Member

	By:	/s/ John H. Pelusi, Jr.
Name: John H. Pelusi, Jr.
Title: Managing Member

HFF PARTNERSHIP HOLDINGS LLC, a Delaware limited liability company

By:	HFF Inc., a Delaware corporation, its sole Member

	By:	/s/ John H. Pelusi, Jr
Name: John H. Pelusi, Jr.
Title: Chief Executive Officer

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